Exhibit 99.1

1 Investor Update Investor Update Q1 2008 Earnings Conference Call Q1 2008 Earnings Conference Call May 1, 2008

2 Information set forth in this presentation contains financial estimates and other forward-looking statements that are subject to risks and uncertainties; therefore, actual results might differ materially from such statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. A discussion of factors that may effect future results is contained in HickoryTech’s filings with the Securities and Exchange Commission. HickoryTech disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise. Forward Looking Statement Forward Looking Statement Q1-2008 Earnings | 05.01.08 | HTCO

3 Agenda Agenda John Finke President and Chief Executive Officer David Christensen Senior Vice President and Chief Financial Officer Q1-2008 Earnings | 05.01.08 | HTCO

4 First Quarter 2008 Highlights First Quarter 2008 Highlights Solid results, while investing in future growth • Total company revenue stable, net income and earnings per share flat • Enventis Sector revenue stable, strong increase in ENS services revenue • Double-digit broadband revenue growth, 10% DSL subscriber growth and 46% Digital TV subscriber growth • Quarterly dividend of 12 cents per share Q1-2008 Earnings | 05.01.08 | HTCO

5 Total Company Results Total Company Results Q1-2008 Earnings | 05.01.08 | HTCO 2008 2007 % Change Revenue Telecom Sector 18.3 $ 19.0 $ -4% Enventis Sector 17.6 17.9 -2% Total 35.9 $ 36.9 $ -3% Costs & Expenses 31.0 31.8 $ -3% Operating Income 4.9 $ 5.1 $ -4% Net Income 1.8 $ 1.8 $ 0% EPS - Diluted - Continuing Ops 0.13 $ 0.13 $ 0% (Dollars In Millions) Three months ended March 31

6 Telecom Sector Results Telecom Sector Results Numbers prior to inter-segment eliminations. Q1-2008 Earnings | 05.01.08 | HTCO (Dollars In Millions) Q1-2008 Q1-2007 % Change Revenue Access 6.8 $ 7.4 $ -7% Broadband 2.6 2.2 20% Other Telecom 9.0 9.5 -6% Total Revenues 18.4 $ 19.1 $ -4% Costs and Operating Expenses 11.0 $ 11.1 $ -2% Depreciation and Amortization 3.9 3.9 - Operating Income 3.5 4.1 $ -14% Net Income 2.1 $ 2.4 $ -15% Capital Expenditures 2.4 $ 1.6 $ 47%

7 Access RevSettlementTotal $7.3 $7.4 $7.6 $7.6 $7.4 $9.4 $7.1 $7.1 $6.8 Q1 Q2 Q3 Q4 (Dollars in Millions) 2006 2007 2008 Network Access Revenue Network Access Revenue *Q2-07 access revenue includes $1.9 million IXC settlement. Intrastate rate decrease effective beginning Q3-07. *IXC Settlement Q1-2008 Earnings | 05.01.08 | HTCO

8 Enventis Sector Results Enventis Sector Results Numbers prior to inter-segment eliminations. Q1-2008 Earnings | 05.01.08 | HTCO Q1-2008 Q1-2007 % Change Revenue ENS equipment revenue 10.2 $ 11.4 $ -11% ENS service revenue 2.0 1.7 18% ETS service revenue 5.5 4.8 15% Total Revenue 17.7 $ 17.9 $ -1% Costs & Operating Expenses 15.3 $ 15.6 $ -3% Depreciation and Amortization 1.0 0.9 17% Operating Income 1.4 $ 1.4 $ 3% 0.8 $ 0.8 $ 1% Capital Expenditures 1.0 $ 1.1 $ -8% Net Income (Dollars In Millions)

9 Enventis Product Line Results Enventis Product Line Results *EBIDTA is a non-GAAP measure. Q1-2008 Earnings | 05.01.08 | HTCO (Dollars in Millions) 2008 2007 2008 2007 Revenues before intersegment eliminations: Equipment revenue 10.2 $ 11.4 $ - $ - $ Service revenue 2.0 1.7 5.4 4.7 Intersegment - - 0.1 0.1 12.2 $ 13.1 $ 5.5 $ 4.8 $ Cost of sales 8.7 $ 10.3 $ - $ - $ Cost of services (excluding depreciation and amortization) 1.8 0.9 2.4 2.3 Selling, general and administrative expenses, (excluding depreciation and amortization) 1.3 1.0 1.1 1.1 Depreciation and amortization 0.1 0.1 0.9 0.8 Operating income 0.3 $ 0.8 $ 1.1 $ 0.6 $ Net income 0.2 $ 0.4 $ 0.6 $ 0.4 $ Capital expenditures 0.1 $ - $ 0.9 $ 1.1 $ Numbers prior to inter-segment eliminations EBITDA* 0.4 $ 0.9 $ 2.0 $ 1.4 $ Free Cash Flow 0.3 $ 0.9 $ 1.1 $ 0.3 $ Three Months Ended March 31 Network Services Transport Services

10 Enventis Revenue Enventis Revenue Equipment Revenue is more variable than services revenue Q1-2008 Earnings | 05.01.08 | HTCO $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1-06 Q2-06 Q3-06 Q4-06 Q1-07 Q2-07 Q3-07 Q4-07 Q1-08 Equipment (ENS) Services (ENS) Transport Services (ETS)

11 Costs and Expenses Costs and Expenses Q1-2008 Earnings | 05.01.08 | HTCO (Dollars in Millions) Volume Related Costs 2008 2007 % Change Cost of Sales 8.7 $ 10.3 $ -16% Relatively Fixed Costs Cost of Services 11.7 $ 10.9 $ 7% Selling, Gen. & Admin. 5.7 5.8 -3% Depreciation & Amort. 4.9 4.8 2% 22.3 $ 21.5 $ 4% For three months ended March 31

12 Debt Level Debt Level Short-term increase in Q1-2008 Q1-2008 Earnings | 05.01.08 | HTCO (Dollars in Millions) $129.2 $131.2 $143.1 2006 2007 2008

13 Free Cash Flow Free Cash Flow Investing in our business Q1-2008 Earnings | 05.01.08 | HTCO 2008 2007 $ Change EBIDTA* 9.8 $ 9.9 $ (0.1) $ (3.4) (2.7) (0.7) Free Cash Flow 6.4 $ 7.2 $ (0.8) $ (Dollars In Millions) For three months ended March 31 Capital Expenditures *EBIDTA is a non-GAAP measure. See next slide for reconciliation table on consolidated statement of operations.

14 Reconciliation of Operating Income to EBITDA Reconciliation of Operating Income to EBITDA Q1-2008 Earnings | 05.01.08 | HTCO Company management believes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), a non-GAAAP financial measure, provides useful information regarding the Company’s debt position, its cash flow, and its overall valuation. Q1-08 Q1-07 $ Change Operating Income 4.9 $ 5.1 $ (0.2) $ Add: Depreciation 4.6 4.5 0.1 Amortization of Intangibles 0.3 0.3 - 9.8 $ 9.9 $ (0.1) $ EBITDA (Dollars In Millions)

15 Summary Summary Q1-2008 Earnings | 05.01.08 | HTCO Stable Results, Solid Momentum • Business growth in monthly recurring services; Enventis professional, managed and transport services • Telecom stability, double-digit broadband growth • Network and personnel investments for future growth in business network and broadband services Focus on execution, leverage market success of 2007 to deliver targets in 2008

16 Q4-2007 Earnings | 02.28.08 | HTCO HickoryTech Service Area HickoryTech Service Area 2,400 fiber optic miles